Exhibit 99.3

DATED                                                      2014

DEBENTURE

between

THINSPACE TECHNOLOGY LTD

-and-

GOLDCREST  DISTRIBUTION  LIMITED

THIS DEBENTURE is dated          2014 and made between:

(1)	THINSPACE TECHNOLOGY LTD (company number 04303087) whose registered office is at The Catalyst Baird Lane York North Yorkshire Y010 5GA ("the Charging Company"); and

(2)	GOLDCREST DISTRIBUTION LIMITED (company number 02791022) whose registered office is at Bartle House, 9 Oxford Court, Manchester M2 3WQ ("the Chargee").

NOW THIS DEED WITNESSES and it is agreed and declared as follows:
1.	Covenant to Pay

The Charging Company hereby covenants that it will on demand in wr iting made to the Charging Company pay or discharge to the Chargee the Secured Obligations as and when they fall due.

2.	Demands

A demand for payment or any other demand or notice under this Debenture may be made or given by the Chargee by letter addressed to the Charging Company and sent by post or fax to or left at the registered office of the Charging Company or its existing or last known place of business (or if more than one, any one of such places) and so that such demand or notice if sent by post shall be deemed to have been made or given at noon on the day following the day the letter was posted or if sent by fax at the time of transmission.

3.	Charging Provisions and Negative Pledge

3.1
The Charging Company as beneficial owner and with full title guarantee hereby charges with the payment or discharge of all monies and liabilities hereby covenanted to be paid or discharged by the Charging Company:

3.1.1
by way of legal mortgage all the freehold and leasehold property of the Charging Company now vested in it whether or not the title to it is registered at H M Land Registry including that which is described in the Schedule to this Debenture together with all buildings and fixtures (including trade and tenant's fixtures) now and subsequently on such property and all plant and machinery now and subsequently annexed to such property for whatever purpose;

3.1.2
by way of fixed charge all freehold and leasehold property subsequently belonging to the Charging Company together with all buildings and fixtures (including trade and tenant's fixtures) on such property and all plant and machinery annexed to such property for whatever purpose;

3.1.3
by way of fixed charge all interests not effectively charged by the preceding clauses of this Debenture now or subsequently belonging to the Charging Company in or over land or the proceeds of sale of land all licences now or subsequently held by the Charging Company to enter upon or use land and the benefit of all other agreements relating to land to which the Charging Company is or may become party or otherwise entitled and all trade and tenant's fixtures plant and machinery now and subsequently annexed for whatever purpose to all freehold and leasehold property an interest in which stands charged under this Debenture;

3.1.4	by way of fixed charge all the goodwill and uncalled capital for the time being of the Charging Company;

3.1.5
by way of fixed charge all stocks, shares and other securities now or subsequently owned (whether at law or in equity) by the Charging Company and all rights and interests of the Charging Company in and claims under all policies of insurance and assurance now or subsequently held by or inuring to the benefit of the Charging Company ;

3.1.6
by way of fixed charge all patent, trade marks, patent applications, brand names, copyrights, rights in the nature of copyright, registered designs and other intellectual property rights and agreements relating to the use by the Charging Company of patents and trade marks to which the Charging Company is now or may subsequently become entitled and all agreements under which the Charging Company is now or may become entitled to the payment of any royalty fee or similar income;

3.1.7
by way of fixed charge all book and other debts of the Charging Company whether now or subsequently existing and whether presently payable or subsequently falling due for payment and all rights and claims of the Charging Company against third parties now or subsequently existing and capable of being satisfied by the payment of money (save as charged under sub-clause 3.1.5 of this Debenture) provided that such book and other debts shall be paid into the Charging Company's account with the Chargee and that the Charging Company shall not charge or assign or purport to charge or assign the same in favour of any other person and shall if called upon to do so by the Chargee execute a legal assignment of such book and other debts to the Chargee;

3.1.8
by way of floating charge all the Assets (as defined in Clause 17.5 of this Debenture) whatsoever and wheresoever not effectively charged by the preceding clauses of this Debenture by way of fixed charge including (without limitation)any immovable property of the Charging Company situated in Scotland and any Assets falling within any of the types mentioned in sub clauses 3.1.3 to 3.1.7 (inclusive) situated in Scotland but so that the Charging Company is not to be at liberty to create, otherwise than in favour of the Chargee , any mortgage or fixed or floating charge or other security upon and so that no lien (other than a lien arising through operation of law in the ordinary course of business) shall in any case or in any manner arise on or affect any part of such Assets either in priority to or pari passu with the floating charge created by this Debenture and further that the Charging Company shall have no power without the consent of the Chargee to part with or dispose of any part of such Assets except by way of sale in the ordinary course of its business.

3.2
The Chargee may from time to time by notice in writing to the Charging Company convert the floating charge created pursuant to sub-clause 3.1.8 into a fixed charge as regards any Assets charged by that sub clause as specified in any such notice and such floating charge shall automatically be converted into a fixed charge:

3.2.1
in respect of any Assets which shall become subject to a fixed charge in favour of any other person or to a disposition otherwise than by way of sale in the ordinary course of the Charging Company's business immediately upon such charge or disposition; and

3.2.2	in respect of all the Assets thereby charged, if and when the Charging Company shall cease to carry on business or to be a going concern;

but so that this sub-clause 3.2 shall not apply to any Assets situated in Scotland.

3.3
The Charging Company shall not without the previous written consent of the Chargee create or purport or attempt to create any mortgage, charge or encumbrance of any freehold or leasehold property of the Charging Company or any other Asset subject to a fixed charge under this Debenture nor in any way dispose of the equity of redemption of such charge or any interest in such charge and the Charging Company hereby applies to the Land Registry for a restriction to be entered on the register of title of all present and future registered freehold and leasehold property of the Charging Company in the following terms:

"No disposition of the registered estate by the proprietor of the registered estate is to be registered without a written consent signed by the proprietor for the time being of the Charge dated [Date] in favour of the Chargee referred to in the Charges Register or, if appropriate, signed on such proprietor's behalf by its duly authorised officer".

3.4
The Charging Company shall, subject to the rights of any prior mortgagee, deposit with the Chargee, and the Chargee during the continuance of this security shall be entitled to hold, all deeds and documents of title relating to the Charging Company's freehold, leasehold and heritable property and stocks shares and other securities and all policies of insurance or assurance .

3.5	The Charging Company shall on demand in writing made to the Charging Company by the Chargee at the cost of the Charging Company :

3.5.1
execute a valid legal mortgage in such form as the Chargee may reasonably require of any freehold or leasehold property presently belonging to the Charging Company which is not by this Debenture effectively charged by way of legal mortgage and of any freehold or leasehold property subsequently acquired by the Charging Company ;

3.5.2	execute and deliver a standard security or other valid fixed security acceptable to the Chargee over any other property, land and buildings wherever they may be situated;

3.5.3	execute a valid fixed charge or assignment or other form of security in such form as the Chargee may reasonably require of any Asset subject to a floating charge under this Debenture; and

3.5.4	do and concur in all such other acts or things as the Chargee may deem necessary to vest in the Chargee title to all or any of the Assets.

3.6
Any fixed mortgage charge or other security subsequently created by the Charging Company in favour of the Chargee shall have priority over the floating charge created by this Debenture except insofar as the Chargee shall declare otherwise, whether at or after the time of creation of such fixed security.

3.7
The Charging Company shall pay into such account as the Chargee may direct all monies which it may receive in respect of any policies of insurance or assurance royalties or book or other debts or any other of the rights and claims charged to the Chargee under sub-clauses 3.1.5, 3.1.6 and 3.1.7 and until such payment hold all monies so received upon trust for the Chargee and shall not without the prior written consent of the Chargee charge, factor, discount or assign any of policies, royalties, debts, rights or claims in favour of any other person, or purport so to do.

4.	Continuing Security

This security shall be a continuing security to the Chargee notwithstanding any settlement of account or other matter or thing whatsoever and shall be without prejudice and in addition to any other right, remedy or security whether by way of mortgage, equitable charge or otherwise which the Chargee may now or at any time subsequently, or but for the charges created by this Debenture would have on or in respect of the Assets or any part of the Assets for or in respect of the monies secured by this Debenture or any part of such monies.

5.	Positive Obligations

During the continuance of this security the Charging Company shall:

5.1
furnish to the Chargee copies of the trading and profit and loss account and audited balance sheet in respect of each financial year of the Company, its holding company (if any) and every subsidiary of the Charging Company as soon as they become available and not in any event later than the expiration of three months from the end of such financial year, and also from time to time such other financial statements and information respecting the assets and liabilities of the Charging Company, its holding company and every such subsidiary as the Chargee may reasonably require;

5.2
maintain the aggregate value of the Charging Company's book debts (excluding debts owing by any Group Company (as defined in Clause 17.6 hereof) or any other company from time to time specified by the Chargee) and cash in hand as appearing in the Charging Company's books and of its stock according to the best estimate that can be formed, without its being necessary to take stock for the purpose, at a level to be fixed by the Chargee from time to time and whenever required by the Chargee shall obtain from the Managing Director of the Charging Company for the time being or if there shall be no Managing Director then from one of the Directors of the Charging Company and furnish to the Chargee a certificate showing such aggregate value;

5.3	notify the Chargee immediately of the acquisition of any freehold or leasehold property by the Charging Company ;

5.4	not, without the previous written consent of the Chargee, redeem or purchase any of its own shares or issue any redeemable shares .

6.	Continuing Obligations of the Charging Company

6.1	The Charging Company hereby covenants with the Chargee that the Charging Company will:

6.1.1
keep all  buildings and all fixtures  and fittings, plant, machinery and  other effects in good and substantial repair and in good working order and condition and will maintain all such insurances as are normally maintained by prudent companies carrying on similar businesses and in particular will insure and keep insured such of its Assets as are insurable with an insurance office or underwriters to be approved by the Chargee in writing from time to time in the name of the Charging Company with the interest of the Chargee noted on the policy against loss or damage by fire and such other risks (and with the policy containing such provisions for the protection of the Chargee) as the Chargee may from time to time require in their full replacement value for the time being.

6.1.2
pay all premiums and other monies necessary for effecting and keeping up such insurances within one week of the same becoming due and will on demand produce to the Chargee the policy or policies of such insurance and the receipt for every such payment.

6.2
If the Charging Company shall make default in keeping such buildings, fixtures, fittings, plant, machinery and other effects in good and substant ial repair and in good working order and condition, or in effecting or keeping up such insurances, the Chargee may as it shall think fit repair and keep in repair such buildings and other Assets , or any of them, (with the right for such purpose either by itself or by its agents to enter upon the freehold and leasehold property of the Charging Company) or effect or renew any such insurances.

6.3
The Chargee shall be entitled to be paid the proceeds of any such policy of insurance (other than in respect of employers' or public liability) and the Charging Company hereby irrevocably instructs any insurer in respect of any such policy to pay such proceeds to the Chargee and undertakes to the Chargee to issue such further instructions to that effect as the Chargee may require.

6.4
All monies received on any insurance whatsoever (other than those specified in clause 6.3) shall as the Chargee requires be applied either in making good the loss or damage in respect of which the money is received or in or towards discharge of the monies for the time being secured by this Debenture.

6.5
The Charging Company will permit any authorised representative of the Chargee at all reasonable times to enter upon any part of the freehold and leasehold property of the Charging Company and of any other property where the Charging Company may be carrying out any contract or other works.

6.6
The Charging Company will at all times observe and perform and ensure the observance and performance by any other person or company at any time occupying the freehold and leasehold property of the Charging Company or any part of such property, of all restrictive and other covenants to which such property or any part of such property may from time to time be subject, all obligations on the part of the Charging Company in any lease or tenancy agreement, all building regulations and other restrictions, conditions and stipulations for the time being affecting such property, or any part of such property, or the use or enjoyment of such property and provide to the Chargee on request such evidence of such observance or performance as the Chargee on request such evidence of such observance or performance as the Chargee shall require, and within three days will deliver to the Chargee any notice or proceedings served by any landlord and relating to any alleged breach of the terms of the relevant lease or tenancy.

6.7
The Charging Company will on request produce to or provide for the Chargee such documents or information relating to the freehold and leasehold property of the Charging Company as the Chargee shall require.

7.	Appointment and Powers of Receiver

7.1
At any time after the Chargee shall have demanded payment of any monies secured by this Debenture (and whether or not the Charging Company shall have been given sufficient or any time in which to satisfy such demand) or (notwithstanding the terms of any other agreement between the Charging Company and the Chargee except in the case of an express exclusion of this provision by reference to this Debenture) after the presentation of a petition applying for an administration order to be made in relation to the Charging Company pursuant to Section 9 of the Insolvency Act 1986, or if requested by the Charging Company, the Chargee may appoint by writing any person or persons to be a receiver or receivers ("the Receiver" which expression shall, where the context so admits include the plural and any substituted receiver or receivers and so that where more than one receiver is appointed they shall have power to act severally unless the Chargee shall in the appointment specify to the contrary) of all or any part of the Assets charged by this Debenture. Such an appointment over part only of the Assets charged by this Debenture shall not preclude the Chargee from making any subsequent appointment of a Receiver over any part of the Assets over which an appointment has not previously been made by the Chargee.

7.2
The Chargee may from time to time determine the remuneration of the Receiver and may (subject to the application of Section 45 of the Insolvency Act 1986) remove the Receiver from all or any part of the Assets of which he is the Receiver and at any time after the Receiver shall have vacated office or ceased to act in respect of any of the Assets appoint a further Receiver over all or any part of the Assets or of the part thereof in respect of which he shall have ceased to act.

7.3
The Receiver shall be the agent of the Charging Company (which shall be solely liable for his acts defaults and remuneration) unless and until the Charging Company goes into liquidation after which he shall act as principal and shall not become the agent of the Chargee and shall have and be entitled to exercise in relation to the Charging Company all the powers set out in Schedule 1 to the Insolvency Act 1986 and in particular, by way of addition to, but without hereby limiting such powers (and without prejudice to the Chargee's powers) the Receiver shall have power to do the following things namely:

7.3.1	to take possession of collect and get in all or any part of the Assets and for that purpose to take any proceedings in the Charging Company's name or otherwise as he shall think fit ;

7.3.2	to carry on or concur in carrying on the Charging Company's business and raise money from the Chargee or others on the security of all or any part of the Assets ;

7.3.3
to sell, let and/or terminate surrender or to accept surrenders of leases or tenancies of any part of any interest in any property the Charging Company may then hold, in such manner and on such terms as he thinks fit;

7.3.4	to grant or accept options over all or any part of the Assets in such manner and on such terms as he thinks fit;

7.3.5	to take, continue or defend any proceedings and make any arrangement or compromise which the Chargee or he shall think fit;

7.3.6	to sever any fixtures from the property of which they form part;

7.3.7	to make and effect all repairs, improvements and insurances;

7.3.8	to appoint managers, officers and agents for any of the above purposes, at such salaries or other basis of remuneration as the Receiver may determine;

7.3.9	to call up any of the Charging Company's uncalled capital;

7.3.10
to promote the formation of a subsidiary company or companies of the Charging Company, so that such subsidiary may purchase, lease, license or otherwise acquire interests in all or any part of the Assets ;

7.3.11	to exercise all voting and other rights attaching to stocks, shares and other securities owned or held by the Charging Company;

7.3.12
to redeem any prior encumbrance and to approve and settle and discharge the accounts of the encumbrancer, the accounts so approved, settled and/or discharged being (except in the case of manifest error) conclusive and binding on the Charging Company and any monies being paid in respect thereof being an expense properly incurred by the Receiver;

7.3.13
to do all such other acts and things as may be considered by the Receiver to be incidental or conducive to any of the matters or powers specified or referred to in this Debenture or otherwise incidental or conducive to the preservation, improvement or realisation of the Assets.

7.4	A person dealing with the Receiver in good faith and for value shall not be concerned to enquire whether the Receiver is validly appointed or acting with in his powers.

8.	Appoi ntment of Administrator

Paragraph 14 of Schedule 81 to the Insolvency Act 1986 applies to the floating charge created under this Debenture. This means that at any time after the Chargee shall have demanded payment of any monies secured by this Debenture, the Chargee may appoint an administrator of the Charging Company under the Insolvency Act 1986.

9.	Power of Attorney

The Charging Company hereby irrevocably appoints the Chargee (whether or not the Receiver has been appointed) and also (as a separate appointment) the Receiver severally the Attorney and Attorneys of the Charging Company for the Charging Company and in its name and on its behalf and as its act and deed or otherwise to execute or seal and deliver and otherwise perfect any deed, bond, agreement , instrument or act which may be deemed proper for any of the purposes specified in this Debenture and to convey or transfer a legal estate to any purchaser of any freehold leasehold or heritable property charged by this Debenture.

10.	Application of Proceeds

Any monies received under the powers conferred by this Debenture shall subject to the repayment as far as necessary of any claims having priority to this Debenture be paid or applied in the following order of priority:

10.1	in satisfaction of all costs, charges and expenses properly incurred and payments properly made by the Chargee or the Receiver and of the remuneration of the Receiver;

10.2	in or towards satisfaction of the monies outstanding and secured by this Debenture in such order as the Chargee may at its discretion require;

10.3	as to the surplus (if any) to the person or persons entitled to such surplus;

Provided that the Receiver may retain any monies in his hands for so long as he shall think fit and the Chargee is also to be at liberty, without prejudice to any other rights the Chargee may have at any time and from time to time, to place and keep for such time as the Chargee may think prudent any monies received, recovered or realised under or by virtue of this Debenture, to or at a separate or suspense account to the credit either of the Charging Company or of the Chargee as the Chargee shall think fit without any intermediate obligation on the Chargee's part to apply such monies or any part of them in or towards the discharge of the monies due or owing to the Chargee by the Charging Company.

11.	Dealings with Charged Property

11.1	During the continuance of this security:

11.1.1
no statutory or other power of granting or agreeing to grant or of accepting or agreeing to accept surrenders of leases or tenancies of the freehold and leasehold property charged by this Debenture or any part of it shall be capable of being exercised by the Charging Company without the previous written consent of the Chargee;

11.1.2
the Charging Company shall not be entitled to part with possession (otherwise than on the determination of any lease tenancy or licence) of any property charged by this Debenture or to share the occupation of such property with any other person or  persons or to surrender or  purport to surrender or permit to be forfeited the lease of any leasehold property charged by this Debenture without such consent.

11.2	Section 93 of the Law of Property Act 1925 dealing with the consolidation of mortgages shall not apply this security.

12.	Power of Sale

12.1
Section 103 of the Law of Property Act 1925 shall not apply to this Debenture but the statutory power of sale shall as between the Chargee and a purchaser from the Chargee arise on and be exercisable at any time after the execution of this Debenture provided that the Chargee shall not exercise such power of sale until payment of the monies secured by this Debenture has been demanded or a Receiver has been appointed but this proviso shall not affect a purchaser or put him upon inquiry whether such demand or appointment has been validly made.

12.2
The statutory powers of sale, leasing and accepting surrenders exercisable by the Chargee under this Debenture are hereby extended so as to authorise the Chargee whether in its own name, or in that of the Charging Company, to grant a lease or leases of the whole or any part or parts of the freehold and leaseho ld property of the Charging Company with such rights relating to other parts of such property and containing such covenants on the part of the Charging Company and generally on such terms and conditions, (including the payment of money to a lessee or tenant on a surrender), and whether or not at a premium, as the Chargee shall think fit.

13.	Costs and Expenses

All costs, charges and expenses incurred under this Debenture by the Chargee and all other monies paid by the Chargee or by the Receiver in perfecting or otherwise in connection with this Debenture or in respect of the Assets , including (but without being restricted to) all monies expended by the Chargee under this Debenture and all costs of the Chargee (on an indemnity basis) of all proceedings for the enforcement of this Debenture or for obtaining payment of monies secured by this Debenture or arising out of or in connection with the acts authorised by Clause 7 of this Debenture shall be recoverable from the Charging Company as a debt and shall bear interest and shall be charged on the Assets.

14.	Right of Set-off

The Charging Company agrees that any monies held by the Chargee or owing from time to time by the Chargee to the Charging Company may be retained as cover for and at any time without notice to the Charging Company applied by the Chargee in or towards payment or satisfaction of any monies or liabilities now or subsequent ly from time to time due owing or incurred by the Charging Company to the Chargee in whatsoever manner, whether presently payable or not, whether actually or contingently, whether solely or jointly with any other person and whether as principal or surety.

15.	Certificate of Non-Contraventi on

It is hereby certified that the security created by this Debenture both in respect of freehold and leasehold property of which the Charging Company is registered at H M Land Registry as proprietor and otherwise does not contravene any of the provisions of the Memorandum and Articles of Association of the Charging Company.

16.	Third Party Rights

A person who is not a party to this Debenture shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Debenture. This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act

17.	Definitions and Interpretation

17.1	The following expressions shall (unless the context otherwise requires) have the following definitions and/or interpretations:

17.2	the expression "the Chargee" shall include persons deriving title under the Chargee;

17.3	any reference to any statute or any section of any statute shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force;

17.4	the headings to clauses are inserted for ease of reference only and shall not affect the interpretation of such clauses;

17.5	"Assets" shall mean all the undertaking, property and assets of the Charging Company whatsoever and wheresoever , both present and future;

17.6
"Group Company" shall mean any company which is a subsidiary company or a holding company (as such terms are defined in Section 1159 of the Companies Act 2006 which definitions shall apply for all the purposes of this Deed) of the Charging Company or a subsidiary of any such holding company or any company which has 50% or more of the holders of its equity share capital in common with the Charging Company;

17.7
"Secured Obligations" shall mean all monies, liabilities and obligations due, owing or incurred from or by the Charging Company to the Chargee from time to time whether present, future, actual or contingent and whether incurred severally or jointly with others or as principal or surety and irrespective of the currency in respect of which any such monies, liabilities and obligations may be denominated and all expenses and interest which the Chargee may charge or incur in relation to the Charging Company or this Debenture or the enforcement of this Debenture on a full indemnity basis and so that interest shall be computed on the terms agreed between the parties as well after as before any judgement.

IN WITNESS whereof the parties hereto have executed this Deed the day and year first before written

EXECUTED AS A DEED by THINSPACE TECHNOLOGY LTD acting by a director and the secretary or by any two directors:

EXECUTED AS A DEED by GOLDCREST DISTRIBUTION LIMITED acting by a director and the secretary or by any two directors: